UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2020

RMG ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38795	83-2289787
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 West Street, Suite 40-C New York, New York 10006	10006
(Address of Principal Executive Offices)	(Zip Code)

(212) 785-2579

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one redeemable warrant	RMG.UT	New York Stock Exchange
Class A common stock, par value $0.0001 per share	RMG	New York Stock Exchange
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	RMG.WT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to Merger Agreement

On November 18, 2020, RMG Acquisition Corp., a Delaware corporation (“RMG”), entered into Amendment No. 1 (the “Amendment”) to the Agreement and Plan of Merger, dated October 5, 2020 (“Merger Agreement”) by and among RMG, RMG Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of RMG, and Romeo Systems, Inc., a Delaware corporation (“Romeo”). The Amendment revises the Merger Agreement to, among other things, provide for payment in cash in lieu of fractional shares to each holder of Romeo stock or Romeo convertible notes who would otherwise be entitled to receive fractional shares as consideration pursuant to the Merger Agreement, clarify the voting requirements for approval of certain stockholder proposals and amend the form of stockholders agreement to (i) increase the size of the board from seven to nine, (ii) add Republic Services Alliance Group III, Inc. (“Republic”) as a “Stockholder” under such form of stockholders agreement and (iii) grant Republic the right to designate one director to the RMG board of directors for so long as Republic owns at least 15,000,000 shares of RMG common stock.

The full text of the Amendment No. 1 to the Merger Agreement, attached hereto as Exhibit 2.1, is incorporated herein by reference.

Amendment No. 1 to Subscription Agreement with Republic

On November 18, 2020, RMG entered into Amendment No. 1 (the “Subscription Agreement Amendment”) to the Subscription Agreement (the “Subscription Agreement”), dated October 5, 2020, by and among RMG and Republic. The Subscription Agreement Amendment amends the Subscription Agreement to increase the number of shares of RMG Class A common stock subscribed for by Republic from 500,000 to 1,500,000. As a result of the Subscription Agreement Amendment, the aggregate number of shares of RMG Class A common stock sold pursuant to the Subscription Agreement and the other RMG subscription agreements (the “Private Placement”) is increased from 15,000,000 to 16,000,000. The Subscription Agreement Amendment increases the aggregate amount of gross cash proceeds of the Private Placement from $150 million to $160 million.

The full text of the Amendment No. 1 to Subscription Agreement, attached hereto as Exhibit 10.1, is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

The information set forth below under this Item 7.01, including the exhibits attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Attached as Exhibit 99.1 to this Report is the form of investor presentation for use by RMG in presentations to certain research analysts.

Important Information and Where to Find It

This Report relates to a proposed transaction between RMG and Romeo. RMG has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that includes a proxy statement and prospectus of RMG and a consent solicitation statement of Romeo. The proxy statement/prospectus/consent solicitation statement will be mailed to stockholders of RMG as of a record date to be established for voting on the proposed business combination. RMG also will file other relevant documents from time to time regarding the proposed transaction with the SEC. INVESTORS AND SECURITY HOLDERS OF RMG ARE URGED TO READ THE PROXY STATEMENT, PROSPECTUS AND OTHER RELEVANT DOCUMENTS THAT HAVE BEEN FILED AND WILL BE FILED BY RMG FROM TIME TO TIME WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the proxy statement/prospectus/consent solicitation statement and other documents containing important information about RMG and Romeo once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by RMG when and if available, can be obtained free of charge on RMG’s website at www.rmginvestments.com or by directing a written request to RMG Acquisition Corp., 50 West Street, Suite 40-C, New York, New York 10006.

Participants in the Solicitation

RMG and Romeo and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of RMG’s stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed transaction of RMG’s directors and officers in RMG’s filings with the SEC, including RMG’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on April 1, 2019. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to RMG’s stockholders in connection with the proposed business combination will be set forth in the proxy statement/prospectus/consent solicitation statement for the proposed business combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed business combination will be included in the proxy statement/prospectus/consent solicitation statement that RMG intends to file with the SEC.

No Offer or Solicitation

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Forward Looking Statements

This Report includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this Report, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside RMG’s or Romeo’s management’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the inability to complete the transactions contemplated by the proposed business combination; the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, the amount of cash available following any redemptions by RMG stockholders; the ability to meet the NYSE’s listing standards following the consummation of the transactions contemplated by the proposed business combination; costs related to the proposed business combination; Romeo’s ability to execute on its plans to develop and market new products and the timing of these development programs; Romeo’s estimates of the size of the markets for its products; the rate and degree of market acceptance of Romeo’s products; the success of other competing technologies that may become available; Romeo’s ability to identify and integrate acquisitions; the performance of Romeo’s products; potential litigation involving RMG or Romeo; and general economic and market conditions impacting demand for Romeo’s products. Other factors include the possibility that the proposed transaction does not close, including due to the failure to receive required security holder approvals, or the failure of other closing conditions. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of RMG’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, the registration statement on Form S-4 and proxy statement/prospectus/consent solicitation statement discussed below and other documents filed by RMG from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and neither RMG nor Romeo undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

2.1	Amendment No. 1, dated as of November 18, 2020, to the Agreement and Plan of Merger, dated as of October 5, 2020, by and among RMG Acquisition Corp., RMG Merger Sub, Inc. and Romeo Systems, Inc.

10.1	Amendment No. 1, dated as of November 18, 2020, to the Subscription Agreement, dated as of October 5, 2020, by and among RMG Acquisition Corp., Romeo Systems, Inc. and Republic Services Alliance Group III, Inc.

99.1	Investor Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2020	RMG Acquisition Corp.

	By:	/s/ Robert S. Mancini
	Name:	Robert S. Mancini
	Title:	Chief Executive Officer